UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

GLOBAL CONSUMER ACQUISITION CORP.
 (Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

The personnel of Hays & Company LLP, Global Consumer Acquisition Corp.’s (the “Company”) independent registered public accounting firm, recently joined with Crowe Horwath LLP, resulting in the resignation of Hays & Company LLP as the independent registered public accounting firm for the Company. Crowe Horwath LLP was appointed as the Company’s independent registered public accounting firm going forward on June 5, 2009.

The audit reports of Hays & Company LLP regarding the Company’s financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage Crowe Horwath LLP was approved by both our Board of Directors and our Audit Committee.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2007 and through June 8, 2009, the Company did not consult with Crowe Horwath LLP regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed or (ii) the type of audit opinion that may be rendered by Crowe Horwath LLP on the Company’s financial statements. Neither a written report or oral advice was provided by Crowe Horwath LLP to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue. The Company has not consulted with Crowe Horwath LLP regarding any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) and the related instructions to such item) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

In connection with the audits of the financial statements of the Company for each of the fiscal years ended December 31, 2008 and 2007, the review of the interim financial statements for the period ended March 31, 2009 and through the date of this current report on Form 8-K, there were no disagreements between Hays & Company LLP and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hays & Company LLP, would have caused Hays & Company LLP to make reference to the subject matter of the disagreements in connection with their reports on the Company’s financial statements for such years. During the fiscal years ended December 31, 2007 and December 31, 2008, the interim period ended March 31, 2009 and through the date of this current report on Form 8-K, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Hays & Company LLP a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K, and has requested Hays & Company LLP to furnish a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in this Item 4.01. A copy of the letter dated June 8, 2009 furnished by Hays & Company LLP in response to that request is attached as Exhibit 16.1 to this current report on Form 8-K.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of Hays & Company LLP, dated June 8, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.

Date: June 8, 2009	By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Chief Executive Officer

EXHIBIT INDEX

16.1	Letter of Hays & Company LLP, dated June 8, 2009